Exhibit 10.107

TENTH COMMITMENT AMENDMENT TO

LOAN SALE AND SERVICING AGREEMENT

THIS TENTH COMMITMENT AMENDMENT TO LOAN SALE AND SERVICING AGREEMENT (this “Tenth Amendment”), dated as of December 18, 2020, is entered into by and among BBCV Receivables-Q 2010 LLC,  a Delaware limited liability company, as seller (the “Seller”),  Quorum Federal Credit Union,  a federally chartered credit union, as buyer (the  “Buyer”), Vacation Trust, Inc., a Florida Corporation, as Club Trustee (the “Club Trustee”), U.S. Bank National Association, a national banking association, as custodian and paying agent  (the “Custodian”), Bluegreen Vacations Corporation, a Florida corporation, as servicer (the “Servicer”), and Concord Servicing Corporation, an Arizona corporation, as backup servicer (the “Backup Servicer”).

RECITALS

WHEREAS,  the Buyer, the Seller, the Servicer, and the Backup Servicer have previously entered into that certain Loan Sale and Servicing Agreement, dated as of December 22, 2010, as amended by that certain Omnibus Amendment, dated as of May 3, 2011, that certain Omnibus Amendment No. 2, dated as of February 7, 2012, that certain First Commitment Amendment, dated as of March 1, 2012,  that certain Second Commitment Amendment, dated as of January 31, 2013, that certain Third Commitment Amendment dated as of April 1, 2014, that certain First General Amendment, dated as of April 1, 2014, that certain Fourth Commitment Amendment, dated as of November 1, 2014, that certain Fifth Commitment Amendment, dated as of December 23, 2014, that certain Omnibus Amendment No. 3, dated as of June 30, 2015, that certain Sixth Commitment Amendment, dated as of July 1, 2015, that certain Seventh Commitment Amendment, dated September 1, 2016, that certain Omnibus Amendment No. 4, dated as of June 30, 2016,  that certain Omnibus Amendment No. 5, dated as of January 24, 2018, that certain Eighth Commitment Amendment dated as of April 6, 2018, and that certain Ninth Commitment Amendment dated as of March 17, 2018 (as may be amended, supplemented or restated from time to time, the “Loan Sale and Servicing Agreement”).

WHEREAS,  Standard Definitions are attached to the Loan Sale and Servicing Agreement at Annex A (the “Standard Definitions”).

WHEREAS, the parties hereto desire to modify the Loan Sale and Servicing Agreement as set forth in this Tenth Amendment.

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Sale and Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment of Standard Definitions. The following definitions shall replace the corresponding definition in the Standard Definitions:

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"Commitment Period" shall mean the period commencing on January 1, 2021 and continuing until December 31, 2022.

2. Choice of Law and Venue. This Tenth Amendment shall be construed in accordance with the internal laws of the State of New York.

3. Binding Effect. This Tenth Amendment shall inure to the benefit of and be binding upon the parties to this Tenth Amendment and their successors and assigns.

4. Counterpart Execution. This Tenth Amendment may be executed in counterpart, and any number of copies of this Tenth Amendment which in the aggregate have been executed by all parties to this Tenth Amendment shall constitute one original.

5. Time is of the Essence. Time is of the essence in the performance of the obligations in this Tenth Amendment.

6. No Third-Party Beneficiary. No third party shall be a beneficiary hereof.

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BBCV 10th Commitment Amendment2

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IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment as of the date set forth above.

THE BUYER:	QUORUM FEDERAL CREDIT UNION By: /s/ Bruno Sementilli Bruno Sementilli, Chief Executive Officer
THE SELLER:	BBCV Receivables-Q 2010 LLC By: /s/ Paul Humphrey Paul Humphrey President
THE SERVICER:	BLUEGREEN VACATIONS CORPORATION By: /s/ Paul Humphrey Paul Humphrey Senior Vice President Finance, Capital Markets, and Mortgage Operations
THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION By: /s/ Sonja M. Yurkiw Sonja M. Yurkiw, Esq. Vice President & General Counsel
THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder By: /s/ Timothy Matyi Timothy Matyi Vice President
THE CLUB TRUSTEE:	VACATION TRUST, INC., as Club Trustee By: /s/ Constance G. Dodd Constance G. Dodd President, Treasurer and Secretary

BBCV 10th Commitment Amendment3